Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 18 – COMMITMENTS AND CONTINGENCIES

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Amounts accrued, as well as the total amount of possible losses with respect to such matters, individually and in the aggregate, are not deemed to be material to the CFS. As of June 30, 2024 and June 30, 2023, the Company was not aware of any litigation or proceedings against it.

Warranties

In connection with the Company’s sales and installations, it provides warranties from 1 to 5 years for its products. The Company accepts product returns and exchange requests if the design size is not consistent with the on-site size or some small equipment specifications and models need to be changed. The Company has not experienced any material warranty claims.

Employment agreements

We entered into an employment agreement with each of our executive officers and employee directors. Each of them is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer. We may also terminate an executive officer’s employment without cause upon advance written notice. The chief executive officer and employee director may resign at any time with advance written notice.

On December 16, 2021, Li Bang International entered into an employment agreement with our Chief Executive Officer, Mr. Huang Feng, for a term of three years. The position shall be up for re-appointment every year by the BOD. Mr. Huang is entitled to US$30,000 for each calendar year, payable quarterly

On April 28, 2024, Li Bang International entered into an employment agreement with our Chief Financial Officer, Mr. Xia Liang, for a term of three years. The position shall be up for re-appointment every year by the BOD Mr. Xia is entitled to US$30,000 for each calendar year, payable monthly.

On December 16, 2021, Li Bang International entered into an employment agreement with our Chief Operating Officer, Mr. Wu Jianhua, for three years. The position is up for re-appointment every year by the BOD. Mr. Wu is entitled toUS$30,000 for each calendar year, payable quarterly.

On May 14, 2022, Ms. Li Funa, a director, has received and signed the offer letter provided by Li Bang International. The term shall continue until her successor is duly elected and qualified. The Board may terminate the position as a director for any or no reason. The position shall be up for re-appointment every year by the BOD of the Company. Ms. Li is entitled to US$30,000 for each calendar year, payable monthly.

Lease Obligations

The Company leases certain office premises and apartments for employees under operating lease agreements with various terms that are less than one year in duration. Future minimum lease payments were $32,584 as of June 30, 2024.

Rent expense for the years ended June 30, 2024, 2023 and 2022 was $50,323, $50,885 and $17,415, respectively.